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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 1999 (June 30, 1999)


                             MICROSOFT CORPORATION
              (Exact name of registrant as specified in charter)


         Washington                     0-14278                  91-1144442
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

 One Microsoft Way, Redmond, Washington                          98052-6399
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (425) 882-8080


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

     On June 30, 1999, Microsoft announced it would change the way that it reports revenue and costs associated with product support, consulting, Internet access, and certification of system integrators. Henceforth, amounts received from customers from these activities will be classified as revenue in a manner consistent with Microsoft's primary businesses. Direct costs of these activities will be classified as cost of revenue. Prior financial statements have been reclassified for consistent presentation and are set forth as Exhibits
99.1 and 99.2 hereto. Attached hereto as Exhibit 27 are restated Financial Data Schedules for the fiscal years ending June 30, 1998 and June 30, 1997, and for the quarters ending March 31, 1999, December 31, 1998, September 30, 1998,
March 31, 1998, December 31, 1997, and September 30, 1997.

     Microsoft has also announced that the Securities and Exchange Commission is conducting a non-public investigation into the Company's accounting reserve practices. Management currently believes that the resolution of this investigation will not have a material adverse impact on the Company's financial position or its results of operations.

Item 7.  Financial Statements and Exhibits.

     The Exhibits to this report are listed in the Index to Exhibits on page 3.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MICROSOFT CORPORATION
                                       ------------------------------------
                                            (Registrant)

Date:   July 19, 1999                  /s/ Gregory B. Maffei
------------------------------------   ------------------------------------
                                       Gregory B. Maffei
                                       Senior Vice President, Finance and
                                          Administration
                                       Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS

Exhibit No.                          Description

27.1    Restated Financial Data Schedule for Nine Months Ended March 31, 1999

27.2    Restated Financial Data Schedule for Six Months Ended December 31, 1998

27.3    Restated Financial Data Schedule for Three Months Ended September 30,
        1998

27.4    Restated Financial Data Schedule for Year Ended June 30, 1998

27.5    Restated Financial Data Schedule for Nine Months Ended March 31, 1998

27.6    Restated Financial Data Schedule for Six Months Ended December 31, 1997

27.7    Restated Financial Data Schedule for Three Months Ended September 30,
        1997

27.8    Restated Financial Data Schedule for Year Ended June 30, 1997

99.1    Reclassified Historical Income Statements by Year

99.2    Reclassified Historical Income Statements by Quarter

                                       3